Exhibit 4.1

*SPECIMEN * GC5818525 * CA01643B1067 * OFULLY PAID AND non-assessable class a subordinate voting shares actions a droit DE V, OTE SUBALTERNE CATEGORIEA A * ALITHYA GROUP INC. ACTIONS A DROIT DE VOTE SUBALTERNE CATEGORIE A * SPECIMEN* GC5818525* CA016 43B1067 * OFULLY PAID AND NO SEP VOTING SHARES ACTIONS A DROIT DE VOTE SUBALTERN CATGORIA *LITHYA GROUP INC. ACTIONS A DROIT CATEGORIE A * SPECIMEN GC5818525 * CA01643B10671 OFULLY PAID AND NON- ASSESSABLE CLASS A SUBORDINATE VOTING SHARES ACTIONS A DROIT DE VOTE SUBALTERNE CATEGORIE A * ALITHYA GROUP INC. ACTIONS A DROIT DE VOTE SUBALTERNE CATEGORIE A SPECIMEN / GC5818525 * CA01643B1067 * OFULLY PAID AND NON-ASSESSABLE CLASS A SUBORDINATE VOTING SHARES ACTIONS A DROIT DE VOTE SUBALTERNE CATEGORIE A * ALITHYA GROUP INC. ACTIONS A DROIT DE VOTE SUBALTERNE CATEGORIEA SPECIMEN GC5818S2S s CA01643B1067 OFULLY PAID AND NON-ASSESSABLE CLASS A SUBORDINATE VOTING SHARES ACTIONS K DROIT DE VOTE SUBALTERNE CATEGORIE A ALITHYA GROUP INC. ACTIONS A DROIT DE VOTE SUBALTERNE CATEGORIE A * SPECIMEN GC5818525 INCORPORATED UNDER THE BUSINESS CORPORATIONS ACT (QUEBEC) CONSTITUEE EN VERTU DE LA LOI SURLES SOCIETES PAR ACTIONS (QUEBEC) Alithya* NUMBER/NUMERO GC5818525 SHARES/ACTIONS This certifies that Les presents attestent que Is the registered holder of est le detenteur immatricule de ISIN:CA01643B1067 CUSIP: 016438106 * SPECIMEN * GC5818525 * CA01643B1067 * OFULLY PAID AND NON-ASSESSABLE CLASS A SUBORDINATE VOTING SHARES ACTIONS A DROIT DE VOTE SUBALTERNE CATEGORIE A * ALITHY A GROUP INC. ACTIONS A DROIT DE VOTE SUBALTERNE CATEGORIE A * SPE CIMEN * GC5818525 * CA01643B1067 * OFULLY PAID AND NON-ASSESSABLE CLASS A SUBORDINATE VOTING SHARES ACTIONS A DROIT DE VOTE SUBALTERNE CATEGORIE A * AFULLY PAID AND NON- ASSESSABLE CLASS A SUBORDINATE VOTING SHARES WITHOUT NOMINAL OR PAR VALUE OF ALITHYA GROUP INC. transferable only on the books of the Corporation upon surrender ofthis certificate properly endorsed by the holder hereof in person or by attorney. This certificate shall not become valid until countersigned by the transfer agent and registered by the registrar of the Corporation. IN WITNESS WHEREOF the Corporation has caused this certificate to be signed by the facsimile signature of its duly authorized officers. President and Chief Executive Officer President et chef de la direction Corporate Secretary Secretaire corporative The shares represented by this certificate are transferable at the offices of AST Trust Company (Canada) in Montreal, QC and Toronto, ON or at the office of American Stock Transfer & Trust Company, LLC, Brooklyn, NY. ACTIONS A DROIT DE VOTE SUBALTERNE CATEGORIE A SANS VALEUR AU PAIR OU NOMINALE ET ENTIEREMENT LIBEREES DE GROUPE ALITHYA INC. transferables seulement aux livres de la Societe sur remise de ce certificat dument endosse par le detenteur personnellement ou par son procureur. Ce certificat ne deviendra valide qu’apres avoir ete contresigne par l’agent des transferts et enregistre par l’agent charge de la tenue des registres de la Societe. EN FOI DE QUOI la Societe a fait signer ce certificat par le facsimile de la signature de ses dirigeants dument autorises. Date / Le: SEP 25, 2018 Countersigned and Registered AST Trust Company (Canada) Transfer Agent and Register or American Stock Transfer & Trust Company, LLC as Co-Transfer Agent Contresigne et Enregistre Societe de fiducie AST (Canada) agent des transferts et agent charge de la tenue des registres ou American Stock Transfer & Trust Company, LLC co-agent des transferts BY/ Par: Authorized signature / Signature autorisee Les actions representees par ce certificate peuvent entre transferees aux bureau de Societe de fiducie AST (Canada) a Montreal, QC et Toronto, ON ou au bureau de American Stock Transfer & Trust Company, LLC, Brooklyn, NY. SECURITY INSTRUCTIONS ON REVERSE VOIR LES INSTRUCTIONS DE SECURITE AU VERSO

For value received, the undersigned hereby sell(s), assign(s) and transfer(s) unto Pour valeur recue, le soussigne vend, cede et transporte a (Print name(s) of person(s) to whom the securities are being transferred and the address for the register I Ecrivez le nom de Ia ou des personnes a qui les titres sont transferes et l’adresse pour le registre) Shares/actions(number of shares if blank deemed to be all I nombre d’actions- s’il n’y a rien d’ecrit, Ia totalite est presumee) of the Corporation represented by this certificate, and hereby irrevocably constitutes and appoints the attorney of the undersigned to transfer the said securities with full power of substitution in this matter: de la Societe representees par le present certificat et constitue et nomme irrevocablement par les presentes procureur du ou des soussignes pour transferer lesdits titres avec plein pouvoir de substitution a cet egard: Dated I Fait le Signature Guarantee(s) * I Garantie des signatures* (the transfer cannot be processed without acceptable guarantees of all signatures I le transfert ne peut etre effectue sans une garantie acceptable de chaque signature) Transferor(s) Signature(s) * I Signature du ou des cedants *
* For transfers signed by the registered holder( s ), their signature( s) must correspond with the name(s) on the certificate in every particular, without any changes. In addition, every signature must be Signature Guaranteed by a Canadian Schedule 1 chartered bank, or a member of one of the recognized medallion programs- Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) or New York Stock Exchange, Inc. Medallion Signature Program (MSP). * Pour les transferts signes par le ou les detenteurs inscrits, chaque signature doit correspondre exactement avec le ou les noms sur le ou les certificats, sans aucun changement. Aussi, chaque signature doit etre garantie par une banque a charte de l’Annexe l, ou un membre de l’un des programmes de garantie Medallion - Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) ou New York Stock Exchange, Inc Medallion Signature Program (MSP). SECURITY INSTRUCTIONS – INSTRUCTIONS DE SECURITETHIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.PAPIER FILIGRANE, NE PAS ACCEPTER SANS VERIFIER LA PRESENCE DU FILIGRANE. POUR CE FAIRE, PLACER A LA LUMIERE.